ONcore Series of Variable Annuities

AuguStarSM Life Insurance Company

AuguStarSM Variable Account A

Supplement dated November 25, 2024

to the Prospectuses and

Updating Summary Prospectuses dated April 30, 2024

The following supplements the prospectuses and updating summary prospectuses dated April 30, 2024, as previously supplemented. Please read this supplement in conjunction with your prospectus and updating summary prospectus and retain it for future reference.

Appendix A – Funds Available Under the Contract

On or about November 25, 2024, the portfolios listed below removed their subadvisers, updated their fees, and changed their names. Appendix A is revised, effective upon such changes:

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Allocation	AVIP Constellation Dynamic Risk Balanced Portfolio (formerly AVIP AB Risk Managed Balanced Portfolio) Adviser: Constellation Investments, Inc.	0.88%	12.90%	8.97%	N/A
Allocation	AVIP Constellation Managed Risk Balanced Portfolio (formerly AVIP iShares Managed Risk Balanced Portfolio) Adviser: Constellation Investments, Inc.	0.65%	13.89%	N/A	N/A
Allocation	AVIP Constellation Managed Risk Moderate Growth Portfolio (formerly AVIP iShares Managed Risk Moderate Growth Portfolio) Adviser: Constellation Investments, Inc.	0.65%	16.15%	N/A	N/A
Allocation	AVIP Constellation Managed Risk Growth Portfolio (formerly AVIP iShares Managed Risk Growth Portfolio) Adviser: Constellation Investments, Inc.	0.66%	19.62%	N/A	N/A

Any changes made in Appendix A above are incorporated throughout your documents.

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